EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K/A of Bridge Capital Holdings for the year ended December 31, 2014, I, Daniel P. Myers, President and Chief Executive Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)         such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings.

Date: April 17, 2015	/s/ Daniel P. Myers
Daniel P. Myers
President
Chief Executive Officer
(Principal Executive Officer)